TENANCY AGREEMENT

THIS AGREEMENT is made **on 4th January Year 2022**

BETWEEN

LRS-PREMIUM PTE. LTD. (COMPANY REG NO **202021362D)** (hereinafter called **"The Landlord"** which expression where the context so admits shall include the legal representatives or successors in title and permitted assigns of the Landlord) of the other part.

AND

PREMIUM CATERING PRIVATE LTD (NRIC / COMPANY REG NO. **201207882E**) (hereinafter called **"The Tenant"** which expression where the context so admits shall include the legal representatives or successors in title and permitted assigns of the Tenant) of the other part.

WHEREBY IT IS AGREED as follows:

1. In consideration of the rents, service charges and Tenant's covenants hereinafter reserved and contained the Landlord agrees to let and the Tenant agrees to take a tenancy of all the premises (hereinafter referred to as the "the said premises") known as **21 Chin Bee Avenue Singapore 619942** (with an approximate area of 26905sq. ft. together with the use and enjoyment in common with other persons entitled thereof of the entrances, lobbies, staircases landings, corridors, passages, lifts, escalators, water closets, lavatories, conveniences and other like amenities as the same shall be working for a term of **Sixty (60)** months from the **15th December 2022**, paying therefore during the said term the monthly rental comprises of total monthly rental of **Singapore Dollars Eighty Five Thousands and Six Hundred Only (S$85,600)** and the Goods and Services Tax ("GST") where applicable. There shall be an annual increment of not more than 5% in the monthly rental.

   Monthly rental to be credited into Landlord's bank account.

   Name of Bank and Bank Account Number: **United Overseas Bank Ltd A/C no.701-369-1669**

   in advance without deduction whatsoever on the day 15th of each calendar month.

2. The Tenant agrees with the Landlord as follows: -

   (a) To pay the said rent at the times and in an aforesaid manner without any deduction whatsoever.

   (b) (i) **Rental Security Deposit of Singapore Dollars Four Hundred and Twenty-Eight Thousand Only (S$428,000)** being equivalent to **Five (5) months' rent** and

   (ii) **Utility Deposit of Singapore Dollars Two Hundred and Fifty Thousand only (S$250,000)**

   The premise is custom-built to order to suit the Tenant's needs hence all security deposits will not be refunded if the Tenant terminates the contract earlier.

   Both parties agree to pay part of the current rental in the first year and the balance to be offset from the loan amount that the Landlord previously owed to the tenant upon the signing of this Agreement *(the receipt whereof the Landlord hereby acknowledges)* as a security deposit against the breach of any term or condition of this Agreement, such deposit is to be refunded within fourteen (14) days (free of interest) at any expiry or lawful termination of this tenancy provided the Tenant shall have duly performed and observed the stipulated terms and conditions therein, otherwise the same or part owing by the Tenant without prejudice to the right of the

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TENANCY AGREEMENT

Landlord to recover all monies which may become due or payable by the Tenant under this Agreement.

(c) To pay all charges due in respect of any telephones or other equipment installed at the said premises, including any tax payable thereon.

(d) To pay all charges for the supply of water, electricity, gas and any water-borne sewerage system, any such installations fitted or used at the said premises, including any tax payable thereon.

(e) To keep the interior of the said premises including the sanitary and water apparatus, furniture, doors and windows thereof in good and tenantable repair and condition throughout this tenancy (fair wear and tear and damage by any act beyond the control of the Tenant excepted).

(f) (i) To permit the Landlord and its agents, surveyors and workmen with all necessary appliances to enter upon the said premises at all reasonable times by prior appointment for the purpose whether of viewing the condition thereof or of doing such works and things as may be required for any repairs, alterations or improvements whether of the said premises or of any parts of any building to which the said premises may form a part of or adjoin.

(ii) During the two (2) months immediately preceding the expiration of the tenancy herein to permit the Landlord or its representatives at all reasonable times and by prior appointment to bring interested parties to view the said premises to let the same.

(iii) During the currency of this tenancy, allow the Landlord or its representatives at all reasonable times and by prior appointment to bring any interested parties to view the said premises in the event of a prospective sale thereof. The said premises shall be sold subject to this tenancy.

(g) To replace electric bulbs, tubes and other expendable items at his own expense up to Singapore Dollars One Hundred and Fifty (S$150.00) per item. Such expenditure of more than Singapore Dollars One Hundred and Fifty (S$150.00) shall be borne by the Landlord.

(h) At all times during the term hereby created to comply with all such requirements as may be imposed upon the Tenant by Management Corporation requirements and or any statute legislation now or hereafter in force and any orders, rules, regulations, requirements and notices thereunder.

(i) To yield up the said premises at the expiration or sooner determination of this tenancy in such good and tenantable repair and condition (fair wear and tear excepted) as shall be in accordance with the conditions, covenants and stipulations herein contained and with all lock keys and the furniture.

(j) To keep the air-conditioning units installed at and for the said premises in good and tenantable repair and condition which air-conditioning units are to be serviced and maintained at least once every **three (3) months** at the expense of the Tenant by a reliable air-conditioning contractor.

(k) Not to make or permit to be made any structural alterations to the said premises.

(l) Not to use the said premises or any part thereof other than **catering activities** in connection with and for the purpose of the Tenant's business and to obtain licences/permits at the Tenant's expense from the relevant authorities where necessary.

(m) Not to exceed the maximum electricity load and not to load or permit to be loaded on any part of the floors of the said premises weights exceeding those specified by the Landlord, Management Corporation or other bodies (where applicable).

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(n) Not to assign sublet or part with the possession of the said premises or any part thereof without the written consent of the Landlord whose consent shall not be unreasonably withheld in the case of a respectable and responsible tenant. This prohibition shall not apply to the occupation of the said premises or any part thereof by any person or persons employed or engaged by the Tenant or members of the Tenant's family where applicable.

(o) Not to keep or permit to be kept on the said premises or any part thereof any materials of a dangerous or explosive nature or the keeping of which may contravene any statute or subsidiary legislation.

(p) Not to do or permit to be done anything whereby the policy or policies of insurance on the said premises against damage by fire may become void or voidable or whereby the premium thereon may be increased.

(q) Not to use the said premises or any part thereof for any unlawful or immoral purposes and not to do or permit or suffer to be done upon the said premises any act or thing which may become a nuisance to or annoyance to or give cause for reasonable complaints from the occupants of other parts of the Building or adjoining or adjacent properties.

(r) To be responsible for and to indemnify the Landlord from and against all claims and demands and damage occasioned to the said premises or any adjacent or neighbouring premises or injury caused to any person by any act default or negligence of the Tenant or the servants, agents, licensees or invitees of the Tenant.

(s) Not to obstruct or cause or suffer to be obstructed the hall lobby staircases landings and passages leading to the said premises.

(t) To apply for and obtain all necessary permits/licences etc. from the relevant authorities for the use of the said premises for their trade.

(u) Illegal Immigrants

- Where the permitted occupants are non-Singaporeans to carry out due diligence checks to ensure that at all times during the tenancy of this Agreement that the Tenant and/or permitted occupants comply with all the rules and regulations relating to the Immigration Act and the Employment of Foreign Workers Act (if applicable) and any other Act of Parliament, Regulations or any rules or orders thereunder which relates to foreign residents and workers.

- To provide the Landlord upon request, for physical inspection, all immigration and employment documents, including but not limited to the passports of all non-local occupants, the employment pass and/or work permits, proof of employment and to provide the Landlord with certified true copies of such documents.

- To authorise, permit and cooperate with the Landlord to make such enquiries with relevant government departments and/or employers to verify the same.

- To accept responsibility including criminal prosecution and the consequences thereof and to hold the Landlord harmless and indemnify the Landlord to the fullest extent allowed by the laws of the Republic of Singapore should any person whom is a prohibited immigrant be found at the said premises.

(v) Tenant's Insurance

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The Tenant shall at all times during the term hereby created and during any period of holding over, effect and keep current;

- A public liability insurance policy for a sum as may be specified by the Landlord from time to time in respect of the said premises which shall be taken out with an insurance company approved by the Landlord in the Joint names of the Landlord and the Tenant and shall pay all premiums, costs and disbursements in connection thereof within seven (7) days after the same shall become due and payable;
- An adequate insurance policy, which shall be taken out with an insurance company approved by the Landlord on the internal partitions and all goods belonging to or held in trust by the Tenant in the said premises against loss or damage by fire, water, damage or discharge from sprinkler systems etc.
- Any other insurance policy or policies to cover any other risk as the Landlord may from time to time require and shall produce to the Landlord on demand the above-mentioned policies as well as the receipts for payment of premium in respect thereof.

3. The Landlord hereby agrees with the Tenant as follows: -

(a) To pay all rates, taxes, maintenance charges and any surcharges thereon, assessments and outgoing (except as otherwise provided in this Agreement) which are or may hereafter be charged or imposed on the said premises including any surcharges payable thereon.

(b) To insure the said premises (structural) against loss or damage by fire and to pay all premiums thereon.

(c) To maintain the structural condition of the said premises including sanitary pipes and electrical wiring and to keep the roof of the said premises in good and tenantable repair and condition.

(d) That the Tenant paying the rent hereby reserved, observing and performing the several conditions, covenants and stipulations on the Tenant's part herein contained shall peaceably hold and enjoy the said premises during this tenancy without any interruption by the Landlord or any person rightfully claiming under or in trust for the Landlord.

4. **Provided always and it is expressly agreed** as follows:

(a) If the rent hereby reserved shall not be paid for seven (7) days after its due or if there shall be a breach of any of the conditions, covenants or stipulations on the part of the Tenant herein contained, the Landlord shall be entitled to re-enter upon the said premises and thereupon this tenancy shall immediately absolutely determine but without prejudice to any right of action of the Landlord for damage or otherwise in respect of any such breach or any antecedent breach.

(b) In the event the rent remaining unpaid seven (7) days after becoming payable (whether formally demanded or not), it shall be lawful for the Landlord to claim interest at ten percent (10%) calculated on monthly basis on the amount unpaid calculated from after the date due to the date of actual payment.

(c) Where payment is made by way of cheque, it shall be a fundamental condition of this state and purchase that any such cheque shall be honoured on the first presentment. In the event that such cheque is not honoured on first presentment, the Landlord shall be entitled either to treat the contract as having been repudiated by the Tenant and to rescind the same forthwith and to re-market the Property without prejudice to his

right of damages against the Tenant or (at the Landlord's option) to affirm the contract and proceed in accordance with the terms and conditions herein contained.

(d) The Landlord shall not be liable to the Tenant or the Tenant's servants or agents or other persons in the said premises or persons calling upon the Tenant for any accidents happening, injury suffered, damage to or loss of any chattel property sustained on the said premises.

(e) In case the said premises or any part thereof shall at any time during this tenancy be destroyed or damaged by fire lightning riot explosion or any other cause beyond the control of the parties hereto to be unfit for occupation and use, then and in every such case (unless the insurance money shall be wholly or partially irrecoverable by reason solely or in part of any act, default, neglect or omission of the Tenant or any of their servants' agents occupiers guests or visitors), the rent hereby reserved or a just and fair proportion thereof according to the nature and extent of the destruction or damage sustained shall be suspended and cease to be payable in respect of any period while the said premises shall continue to be unfit for occupation and use by reason of such destruction or damage.

(f) In case the said premises shall be destroyed or damaged as aforesaid, either party shall be at liberty by notice in writing to the other to determine this tenancy, and upon such notice being given, this tenancy or the balance thereof shall absolutely cease and determine and the deposit paid hereunder together with a reasonable proportion of such advance rent as has been paid hereunder, where applicable, shall be refunded to the Tenant forthwith but without prejudice to any right of action of either party in respect of any antecedent breach of this Agreement by the other.

(g) If the Tenant is in breach of any clause of this agreement, leading to an early termination of the tenancy, then the Tenant shall in any event reimburse the Landlord on a pro-rata basis the commission the Landlord has paid to the Landlord for the remaining unfulfilled term.

(h) It is expressly understood by the Landlord that the commission paid to the as the brokerage fee in this transaction has been fully earned for services rendered and there the Landlord shall have no claim against the agency for a refund of the commission should the Tenant prematurely terminate the tenancy herein or for any other reasons.

(i) The Landlord shall on the written request of the Tenant made not less than **two (2) months** before the date of expiry of this tenancy, and if there shall not at the time of such request be any existing breach or any non-observance of any of the conditions, covenants or stipulations on the part of the Tenant herein contained, at the expense of the Tenant, grant to the Tenant a tenancy of the said premises for a further term of **Two (2) years** from the date of expiry of this tenancy at a rent to be agreed based on the prevailing market rent but otherwise containing the like conditions, covenants and stipulations as are herein contained except for this option for renewal.

(j) Any notice served or in any way in connection with this Agreement shall be sufficiently served on the Tenant if left at the said premises or delivered to the Tenant personally or sent to the Tenant at the said premises by registered post and shall be sufficiently served on the Landlord if delivered to the Landlord personally or sent to the abovementioned address by registered post. Any notice sent by registered post shall be deemed to be given at the time when in due course of post it would be delivered at the address to which it is sent.

(k) Should the said premises be affected by En-bloc Redevelopment, it shall be lawful for the Landlord to determine this tenancy by giving not less than six months' advance notice in writing to the Tenant and to refund the security deposit (free from interest) to the

Tenant without prejudice to any right of action of the Landlord in respect of any breach of this Agreement by the Tenant.

(l) The waiver by either party of a breach of default of any of the provisions in this Agreement shall not be construed as a waiver of any succeeding breach of the same or other provisions nor any delay or omission on the part of either party to exercise or avail itself of any right that it has or may have herein, operates as a waiver of any breach or default of the other party.

(m) The stamp duty for stamping this Agreement in duplicate and any legal cost shall be borne by the Tenant and shall be paid on the date of signing of this Agreement.

This lease Agreement of the above property shall be subject to JTC's approval (if required by all other relevant authorities and the laws of the Republic of Singapore.

IN WITNESS WHEREOF the parties have hereunto set their hands the day and year first below written.

Dated this 4th day of January of the Year 2022

SIGNED by

For and on behalf of the Landlord

Name Tong Teck Chye

NRIC No. S7936074J

Contact No.

RS-Premium Pte Ltd

In the presence of

Name TOO WEENIE

NRIC No. S7529784Z

Contact No. 98511739

SIGNED by

For and on behalf of the Tenant

Name Leon Goo

NRIC No. 623B

Contact No. 93801488

PREMIUM CATERING PTE LTD

In the presence of

Name

NRIC No.

Contact No. 460D

81180183

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